UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 11th, 2019

SEEDO CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2847446
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

 HaCarmel 2
Yokneam, Israel 20692
(Address of principal executive offices and Zip Code)

+972 546 642 228
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 11th, 2019, the Board of Directors of Seedo Corp. appointed Daniel Birnbaum as a member of the Company’s Board of Directors.

Daniel Birnbaum, 56, is a world-renowned corporate executive who served as CEO of SodaStream from 2007 until its recent sale to Pepsi; prior to that Mr. Birnbaum established Pillsbury Israel and served at its CEO; was General Manager of Nike Israel, and founding member and CEO of Nuvisio Corporation. Mr. Birnbaum holds a BA from the Hebrew University and an MBA from Harvard School of Business.

Item 9.01	Exhibits

(d) Exhibits.

10.1	Board of Director’s Resolution Appointing New Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11th, 2019

SEEDO CORP. /s/ Zohar Levy By: Zohar Levy, Director, CEO